UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NATURAL ALTERNATIVES INTERNATIONAL, INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NATURAL ALTERNATIVES INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Friday, December 4, 2020
Time:	11:00 a.m., Pacific time
Place:	www.meetingcenter.io/254478668 Password – NAII2020

To our Stockholders:

Due to the public health impact of the coronavirus (“COVID-19”) pandemic and to support the health and well-being of our staff, stockholders, and our community we are holding this year’s Annual Meeting solely online via live webcast. You will be able to attend the Annual Meeting online, listen to the Meeting, vote your shares electronically and submit your questions prior to and during the meeting.

You may attend the meeting by visiting: www.meetingcenter.io/254478668 at the date and time of the meeting. The password for the meeting is NAII2020. If you do not hold your shares with our transfer agent Computershare, you will need to register to attend the Annual Meeting. To register submit proof of your Natural Alternatives International common stock holdings along with your name and email address to our transfer agent by email to: legalproxy@computershare.com, or by mail to Computershare, Natural Alternatives International, Inc., Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

We will not be hosting the Annual Meeting at a physical location, and you will not be able to attend physically in person.

You are cordially invited to attend the Annual Meeting of Stockholders of Natural Alternatives International, Inc. via this live webcast to consider and act upon the following matters:

1.	To elect two Class III directors to serve until the next meeting of stockholders held to elect Class III directors and until their respective successors are elected and qualified;
2.	To approve the proposed 2020 Omnibus Incentive Plan;
3.	To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021;
4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing matters are more fully described in the proxy statement accompanying this notice.

Stockholders of record at the close of business on October 23, 2020, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and at any adjournments thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 4, 2020: Our proxy statement and annual report to stockholders are both available on-line at http://www.nai-online.com/our-company/investors/.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, by Internet, or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. Voting your shares by telephone or by Internet will further help us reduce the costs of solicitation. A pre-addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so. Please see “What is the effect of not casting my vote?” under “Voting Information” in the accompanying proxy statement.

Only stockholders and persons holding proxies from stockholders may attend the meeting. If you plan to attend, you must register by following the instructions contained in this proxy statement.

By Order of the Board of Directors

Mark A. LeDoux
Chairman of the Board and Chief Executive Officer
1535 Faraday Avenue, Carlsbad, California 92008, (760) 744-7340 - October 26, 2020

NATURAL ALTERNATIVES INTERNATIONAL, INC.

1535 Faraday Avenue

Carlsbad, California 92008

PROXY STATEMENT

We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Natural Alternatives International, Inc., a Delaware corporation (the “Company” or “we,” “our,” or “us”), for use at the Annual Meeting of Stockholders to be held on Friday, December 4, 2020, at 11:00 a.m. Pacific time, and at any adjournment or postponement thereof (the “Annual Meeting”). The meeting will be held only via live webcast on that date and time at www.meetingcenter.io/254478668. The password for the meeting is NAII2020. We expect to mail this proxy statement and the enclosed proxy card on or about November 2, 2020 to all stockholders entitled to vote at the Annual Meeting.

VOTING INFORMATION

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online, listen to the meeting, and submit your questions during the meeting by visiting www.meetingcenter.io/254478668. You also will be able to vote your shares online when attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. The password for the meeting is NAII2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 11:00 AM Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Natural Alternatives International common stock holdings along with your name and email address to our Transfer Agent Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Pacific Time, on December 2, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail to:

Computershare

Natural Alternatives International, Inc., Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Who can vote?

You may vote if you were a stockholder of record as of the close of business on October 23, 2020. This date is known as the record date. You are entitled to one vote for each share of common stock you held on that date on each matter presented at the Annual Meeting. As of October 23, 2020, 6,482,607 shares of our common stock, par value $0.01 per share, were issued and outstanding, net of 2,379,751 treasury shares.

How many votes are needed to hold the Annual Meeting?

To take any action at the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote as of October 23, 2020, must be represented, in person or by proxy, at the Annual Meeting. This is called a quorum.

What is a proxy?

A “proxy” allows someone else to vote your shares on your behalf. Our Board of Directors is asking you to allow Mark A. LeDoux, our Chairman and Chief Executive Officer, and Kenneth E. Wolf, our President, Chief Operating Officer, and Secretary to vote your shares at the Annual Meeting.

How do I vote by proxy?

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. To vote by proxy, please follow the instructions on the enclosed proxy card. You may vote by telephone, by Internet or by mail. Shares held in street name may be voted by telephone or by Internet only if your broker or nominee makes those methods available. Your broker or nominee will enclose instructions for voting shares held in street name by telephone or by Internet with this proxy statement if your broker or nominee has chosen to make those methods available.

If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If you vote by mail and return a signed proxy card with no specific instructions, your shares will be voted as the Board of Directors recommends.

Can I change my vote after I submit my proxy?

Yes. You can change or revoke your proxy at any time before it is voted by submitting another proxy with a later date. You may also send a written notice of revocation to Natural Alternatives International, Inc., 1535 Faraday Avenue, Carlsbad, California 92008, Attention: Mr. Kenneth Wolf, Secretary.

Can I vote in person at the Annual Meeting instead of voting by proxy?

Yes. However, we encourage you to vote your shares at your earliest convenience to ensure that your shares are represented and voted. If you vote your shares by proxy and later decide you would like to attend the meeting and vote your shares during the meeting you will need to provide a written notice of revocation to the secretary of the meeting before your proxy is voted. If you do not attend the annual meeting you may none the less vote your shares by telephone, by internet, or by signing, dating, and returning the enclosed proxy card.

How are votes counted?

Except as noted, all proxies received will be counted in determining whether a quorum exists and whether we have obtained the necessary number of votes on each proposal. Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but broker non-votes are not counted for purposes of determining the number of shares entitled to vote with respect to any proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote for the election of directors or any other proposed matter. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

Stockholders of record who are present in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote on the proposals. Accordingly, a properly executed proxy marked “ABSTAIN” or “WITHHOLD” with respect to any matter will not be voted, will have no effect on the outcome of the election of directors, and will have the same effect as a vote “AGAINST” any other proposed matter.

What is the effect of not casting my vote?

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.

Regulations have changed to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm.

How many votes are required to approve each of the proposals?

For the election of the Class III directors, a plurality of the votes is required for the election of the directors. This means that the two candidates who receive the most votes will be elected to the available Class III positions on the Board of Directors. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve all of the other proposals.

As of October 23, 2020, our executive officers and directors were entitled to vote 1,630,812 shares, or approximately 25.2% of our issued and outstanding common stock. Our executive officers and directors have indicated their intention to vote “for” the election of the nominees for Class III directors, and “for” Proposals 2 and 3.

You will not have any rights of appraisal or similar dissenter’s rights with respect to any matters to be acted upon at the Annual Meeting.

Who pays for this proxy solicitation?

We will pay the cost of soliciting proxies for the Annual Meeting, including the costs of preparing, assembling and mailing the proxy materials. We will provide copies of proxy materials to fiduciaries, custodians and brokerage houses to forward to the beneficial owners of shares held in their name. We may reimburse such fiduciaries, custodians and brokers for their costs in forwarding the proxy materials.

In addition to the solicitation of proxies by mail, certain of our officers and other employees may also solicit proxies personally or by telephone, facsimile, or other means. No additional compensation will be paid to these individuals for any such services.

OUR BOARD OF DIRECTORS

Board Members

Our Board of Directors is responsible for the overall management of the Company. The Board of Directors is divided into three classes, designated Class I, Class II and Class III. The Board of Directors currently includes two Class I directors, two Class II directors, and two Class III directors. Members of each class of our Board of Directors are elected to serve for a three-year term. The three-year terms of the members of each class are staggered, so that each year the members of a different class are due to be elected at the annual meeting. The Class III directors are currently serving a term that is due to expire at the Annual Meeting. The Class I directors are currently serving a term that is due to expire at our 2021 annual meeting, and the Class II directors are serving a term that is due to expire at the next annual meeting thereafter.

The name, age, positions held with the Company, and term of office of each of our current directors are shown below.

Name	Age	Positions Held	Class	Director Since
Joe E. Davis	86	Director	I	2000
Alan G. Dunn	65	Director	II	2004
Alan J. Lane	58	Director	III	2004
Mark A. LeDoux	66	Director, Chairman of the Board and Chief Executive Officer	I	1986
Laura Kay Matherly	56	Director	III	2019
Lee G. Weldon	81	Director	II	1992

The business experience and principal occupations of each of our current directors are described below.

Joe E. Davis

Mr. Davis has been a member of the Audit Committee of the Board of Directors since 2000 and the Chairman of the Audit Committee since 2004, a member of the Human Resources Committee of the Board of Directors since 2003, and a member of the Nominating Committee of the Board of Directors since 2004. He has been a private investor for more than fifteen years. He currently serves as a director (since 1997), the Chairman of the Audit Committee and a member of the Compensation and Nominating Committees of Anworth Mortgage Securities, Inc., a publicly traded real estate investment trust. Previously, Mr. Davis served as a trustee (since 1991) and a member of the Audit and Nominating Committees of American Funds Insurance Series, and as a director (since 2007) and a member of the Audit and Nominating Committees of American Funds Target Date Retirement Series, Inc. until retiring in December 2009; as Chairman of the Board of Linear Corporation (1987-1988); President and Chief Executive Officer of BMC Industries, Inc. (1985); and President and Chief Executive Officer of National Health Enterprises, Inc. (1974-1982). Formerly, Mr. Davis was a director and a member of the Audit Committee of BMC Industries, Inc. and Wilshire Technologies, Inc., and a director of Freymiller Trucking, Inc. Mr. Davis graduated from the University of Texas with a Bachelor of Science in Chemistry. He holds a Master of Business Administration (MBA) degree from the Harvard Graduate School of Business Administration.

We believe Mr. Davis’ qualifications to continue to serve on our Board of Directors include his prior service on our Board of Directors, his more than 30 years of practical experience and knowledge as a director as a result of his service on multiple boards and committees of public companies, and his prior experience as a Chief Executive Officer. In addition, his degree in chemistry enables him to understand much of the science involved in the products manufactured by the Company and his MBA from Harvard provides an understanding of and education in matters ranging from internal control to long range business strategy.

Alan G. Dunn

Mr. Dunn has been a member of both the Human Resources and Audit Committees of the Board of Directors since December 2005. Mr. Dunn has been the President of GDI Consulting & Training Company (a manufacturing industry consulting firm focusing on cost and process improvement, productivity improvement and operational transformations) and the Chairman of its parent company, Gerald E. Dunn, Inc., since 1980. He currently serves as a director (since 2000) and the Chairman of the Compensation Committee (since 2003) and the Chairman of the Audit Committee (since July 2010) of Idaho Asphalt Supply Company, a privately held company. Formerly, he served as a director of TMI Products (2006-2008), a director and a member of the Compensation Committee of Tools & Metals, Inc. (2000-2004), a director of Air Logistics Corporation (1998-2003), a director of Bystrom Bros., Inc. (2004-2006), and a director of R.W. Lyall Company (1997-2000), each a privately held company, and a director of Tomorrow’s Morning, Inc. (1995-1998), a company that went public in 1998. Mr. Dunn served on the Board of Directors of APICS (2012-2015), a 501(c) (6) professional association for global supply chain professionals. He served as Chairman of APICS in 2015. Mr. Dunn received a bachelor's degree from California State University at Fullerton.

We believe Mr. Dunn’s qualifications to continue to serve on our Board of Directors include his substantial prior service on our Board of Directors and his extensive knowledge of manufacturing processes and manufacturing operations as a manufacturing industry consultant.

Alan J. Lane

Mr. Lane has been a member of both the Audit and Nominating Committees of the Board of Directors since 2004. Previously, he was a member of the Human Resources Committee of the Board of Directors (August 2004-December 2005). Mr. Lane has been a director, and Chief Executive Officer of Silvergate Bank since December 2008, an officer and director of Silvergate Capital Corporation since December 2008, and Chief Executive Officer of Silvergate Capital Corporation since January 2018. Mr. Lane formerly served as Chairman of the Board of Trustees of John Paul the Great Catholic University, Executive Chairman of Professional Business Bank, a director, President and Chief Operating Officer of Southwest Community Bancorp; Vice-Chairman and Chief Executive Officer of Financial Data Solutions, Inc., a subsidiary of Southwest Community Bancorp; and a director and Chief Administrative Officer of Southwest Community Bank. Before joining Southwest Community Bancorp, Mr. Lane was a director and the Chief Executive Officer and President of Business Bank of California. Mr. Lane graduated from San Diego State University with a Bachelor of Arts in Economics in 1984.

We believe Mr. Lane’s qualifications to continue to serve on our Board of Directors include his substantial prior service on our Board of Directors and his knowledge of banking practices and leadership skills as a current and former Chief Executive Officer of several banks.

Mark A. LeDoux

Mr. LeDoux has been a director and the Chief Executive Officer of the Company since 1986, and the Chairman of the Board since 2001. Mr. LeDoux also has served as a director and the Chairman of the Board of Natural Alternatives International Europe S.A. (NAIE) a wholly-owned subsidiary of the Company since its inception in 1999. Previously, he served as President of the Company (1986-1996, 1999-2001, 2009-2015). Mr. LeDoux also served as a director, President and Chief Executive Officer of Natural Alternatives, Inc., a predecessor corporation that merged into the Company in 1986 (1980-1986); and as a director of CellLife Pharmaceuticals International, Inc., director and President of Transformative Health Products, Inc., and as a director and Chief Executive Officer of Disposition Company, Inc. (formerly known as Real Health Laboratories, Inc.), each a former wholly-owned subsidiary of the Company; and Executive Vice President and Chief Operating Officer of Kovac Laboratories, a manufacturer of nutritional supplements (1976-1980). Mr. LeDoux graduated Cum Laude from the University of Oklahoma with a Bachelor of Arts and Letters in 1975. He earned his Juris Doctor degree in 1979 from Western State University College of Law, which is now known as the Thomas Jefferson School of Law. He is a member of the YPO Graduates, the Founding Chairman and a former Director of the International Council for Responsible Nutrition, a past Director and Chairman of the Board of Directors for the Council for Responsible Nutrition, a member of the Board of Directors of the Nutrition Industry Association-West, and a participant of the Codex Alimentarius Commission, the United Nations’ food and dietary supplement standard-setting body under joint supervision of its Food and Agriculture Organization and the World Health Organization. Mr. LeDoux is currently Chairman of the Board of the Natural Products Association where he has been a member since 1980.

We believe Mr. LeDoux’s qualifications to continue to serve on our Board of Directors include his extensive industry, technical and Company knowledge, his experience as one of the founders of the Company and his long service as a director and executive officer of the Company.

Laura Kay Matherly

Ms. Matherly was elected as a Director at our annual meeting in 2019 and has been a member of the Human Resources Committee since 2020. Ms. Matherly is a Senior Vice President of Comerica Bank in San Diego and has been involved in the commercial banking and wealth management industry for over thirty years. She previously held many positions with Wells Fargo Bank, N.A. and MUFG Union Bank, from November 1987 to July 15, 2019. Prior to her current position for the previous five years, she was Senior Vice President and Regional Manager of the North San Diego Regional Commercial Banking Office of Wells Fargo Bank N.A. Previously, she was Senior Vice President and Managing Director of the San Diego Wealth Management Group of MUFG Union Bank. Prior to joining MUFG Union Bank, Ms. Matherly was Senior Vice President and Regional Sales Development Manager for Wells Fargo Bank N.A. providing sales coaching and management of 30+ Regional Private Bankers in San Diego, Temecula and Inland Empire. She has also held senior leadership positions in Commercial Banking in Orange County and Los Angeles with Wells Fargo. Ms. Matherly has experience in investments, estate planning, private banking, mergers and acquisitions, syndicated loan transactions, interest rate hedging, various accounting transactions and financial statement analysis, troubled debt restructuring, bankruptcy proceedings, compensations plans, strategic sales leadership and retail banking. Ms. Matherly previously held Finra Series 24, 7, 66 Securities broker licenses, and a California Life Insurance license. She has been a Trustee of the La Jolla Playhouse since September 2013, a director of the Boys and Girls Clubs of Carlsbad from June 2002 to the present, and was President of the Junior League of Orange County, California Inc. and a Board member from June 1997 to June 2001. Ms. Matherly graduated from The Ohio State University with a Bachelor of Science in Business Administration - Finance in March 1987.

The Company has had a credit facility with Wells Fargo for many years. For several years Ms. Matherly managed the Wells Fargo group in charge of the commercial banking relationship with the Company which included a Line of Credit, deposits, foreign exchange transactions and other customary banking services.

We believe Ms. Matherly's qualifications to serve on our Board of Directors include her prior service on our Board of Directors, her knowledge of the Company and of banking practices and leadership skills as a current and former officer of two banks, her past involvement as one of the Company's bankers, and her long history of involvement in the business and local community in Southern California and specifically in Carlsbad, California where our corporate offices are located.

Lee G. Weldon

Mr. Weldon has been a member of the Board of Directors since 1992, a member of the Human Resources Committee of the Board of Directors since 1993, and a member of the Nominating Committee of the Board of Directors since 2004. Previously, he was a member of the Audit Committee of the Board of Directors (1993-2005). He has been the Chairman of both the Human Resources and the Nominating Committees since 2004. Mr. Weldon was the President of Natures Apothecary (1997-2000) and the Chairman and Chief Executive Officer of Kal Healthway, Inc., a food supplement distributor (1978-1995). He graduated from the University of California at Los Angeles with a Bachelor of Science in Business Administration in 1963. He became a member of the Young Presidents’ Organization in 1982 and became a graduate member in 1990.

We believe Mr. Weldon’s qualifications to continue to serve on our Board of Directors include his substantial prior service on our Board of Directors and his in-depth knowledge of our industry. He has more than 40 years of management experience in the nutritional supplement business, including all aspects of operations, sales, marketing, finance and strategic planning, having led several companies within the industry, including a former customer of the Company.

Board Meetings

The Board of Directors held six meetings during the fiscal year ended June 30, 2020. During the fiscal year ended June 30, 2020, all members of the Board of Directors attended all of the meetings held by the Board of Directors, and all of the members of each of the committees of the Board of Directors attended all of the meetings of each of the committees on which they served.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is comprised of six members, five of whom are independent. The remaining member, Mr. LeDoux, is the Company’s founder, Chief Executive Officer and largest stockholder. Mr. LeDoux also serves as the Chairman of the Board. We do not have a lead independent director. The Chairman of the Board is not an officer position. The Chairman presides over meetings of the Board of Directors but in his capacity as a director Mr. LeDoux does not possess any other rights or responsibilities as a result of being the Chairman of the Board that differ from the other members of the Board of Directors. We believe a six-member board, five of whom (over 83%) is comprised of independent members, is appropriate for the size and operations of our Company. The Board of Directors has Audit, Human Resources and Nominating Committees as described in more detail below. The Board of Directors is principally responsible for providing risk oversight of the Company. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole and through the Board committees that address risks inherent in their respective areas of oversight. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in areas of financial risk, internal controls, and compliance with legal and regulatory requirements. The Human Resources Committee assists the Board of Directors with oversight of risk management in the areas of compensation policies and practices. The Nominating Committee assists the Board of Directors concerning organization, membership and structure of the Board of Directors, and facilitating the annual Board assessment process.

Independence

Nasdaq rules require listed companies to have a board of directors with at least a majority of independent directors. Our Board of Directors has determined that five of our six directors are independent under the listing standards of the Nasdaq Stock Market. The members determined to be independent are Ms. Matherly and Messrs. Davis, Dunn, Lane and Weldon.

Hedging

Our Corporate Disclosure and Insider Trading Policy (among other requirements) prohibits our officers, directors and employees from trading in any interest or position relating to the future price of the Company's securities, such as a put, call or short sale, and buying and selling Company securities on the same day.

Board Committees

The Board of Directors has an Audit Committee, a Human Resources Committee, which includes the functions of a compensation committee, and a Nominating Committee. Membership on each committee is limited to independent directors as defined under the listing standards of the Nasdaq Stock Market. In addition, members of the Audit Committee also meet the independence standards for audit committee members adopted by the Securities and Exchange Commission (“SEC”). The members of the committees of our Board of Directors are as follows:

Audit Committee	Human Resources Committee	Nominating Committee
Joe E. Davis (Chairman)*	Lee G. Weldon (Chairman)	Lee G. Weldon (Chairman)
Alan G. Dunn*	Joe E. Davis	Joe E. Davis
Alan J. Lane*	Alan G. Dunn	Alan J. Lane
Laura Kay Matherly

*	The Board of Directors has determined that Messrs. Davis, Lane and Dunn are each an “audit committee financial expert” as defined by applicable rules adopted by the SEC.

During the fiscal year ended June 30, 2020, the Audit Committee held four meetings, the Human Resources Committee held two meetings, and the Nominating Committee held one meeting.

Audit Committee. The Audit Committee operates under a charter originally adopted by the Board of Directors in 2000, amended and restated in April 2004, and further amended in August 2007 and September 2009. While the Audit Committee charter is not currently available on our website, a copy of the charter, as amended, was included as Attachment A to the Company’s proxy statement for fiscal year 2011-2012. The general function of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of our financial statements. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the accounting, reporting and financial practices of the Company, including the integrity of our financial statements and disclosures; the surveillance of administration and financial controls and our compliance with legal and regulatory requirements; the qualification, independence and performance of our independent registered public accounting firm; and the performance of our internal audit function and control procedures. The Audit Committee is responsible for reviewing and recommending matters to the Board of Directors, but has no authority to make final decisions except as set forth in the Audit Committee’s charter. The Audit Committee has the sole authority to appoint, determine funding for, and oversee our independent registered public accounting firm.

Human Resources Committee. The Human Resources Committee operates under a charter adopted by the Board of Directors in January 2006, and amended in August 2007, September 2009 and September 2015. While the Human Resources Committee charter is not currently available on our website, a copy of the charter, as amended, was included as Attachment A to the Company’s proxy statement for the fiscal year 2014-2015. The primary purpose of the Human Resources Committee is to oversee the Company’s overall compensation and incentive programs for the Company’s executive officers and certain other key personnel. The Human Resources Committee is responsible for reviewing and recommending matters to the Board of Directors, which may be based on recommendations from the Company’s management, but has no authority to make final decisions except with respect to the Company’s incentive plans as described below or as otherwise set forth in the committee’s charter. Among other things, the Human Resources Committee recommends to the Board of Directors the amount of compensation to be paid or awarded to our officers and certain other personnel including salary, bonuses, other cash or stock awards under our incentive compensation plans as in effect from time to time, retirement and other compensation, and is responsible for evaluating the performance of the Company’s Chief Executive Officer and making recommendations to the Board of Directors concerning the compensation for such officer. The Human Resources Committee may engage the services of an independent compensation and benefits consulting company when the committee deems appropriate to conduct a survey and review of the Company’s compensation programs as compared to other similarly situated companies taking into account, among others, industry, size and location.

Nominating Committee. The Nominating Committee operates under a charter adopted by the Board of Directors in August 2004, and amended in August 2007 and September 2009. While the Nominating Committee charter is not currently available on our website, a copy of the charter, as amended, was included as Attachment C to the Company’s proxy statement for fiscal year 2011-2012. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors and in determining the composition of the Board of Directors and its various committees. The Nominating Committee periodically reviews the qualifications and independence of directors, selects candidates as nominees for election as directors, recommends directors to serve on the various committees of the Board of Directors, reviews director compensation and benefits, and oversees the self-assessment process of each of the committees of the Board of Directors.

The Nominating Committee considers nominee recommendations from a variety of sources, including nominees recommended by stockholders. Persons recommended by stockholders are evaluated on the same basis as persons suggested by others. Stockholder recommendations may be made in accordance with our Stockholder Communications Policy. See “Stockholder Communications with Directors” below. The Nominating Committee has the authority to retain a search firm to assist in the process of identifying and evaluating candidates.

The Nominating Committee has not established any specific minimum requirements for potential members of our Board of Directors. Instead, the Nominating Committee’s evaluation process includes many factors and considerations including, but not limited to, a determination of whether a candidate meets Nasdaq and/or SEC requirements relating to independence and/or financial expertise, as applicable, and whether the candidate meets the Company’s desired qualifications in the context of the current make-up of the Board of Directors with respect to factors such as business experience, education, intelligence, leadership capabilities, integrity, competence, dedication, diversity, skills, and the overall ability to contribute in a meaningful way to the deliberations of the Board of Directors respecting the Company’s business strategies, financial and operational performance and corporate governance practices. The Nominating Committee will generally select those nominees whose attributes it believes would be most beneficial to the Company in light of all the circumstances.

Stockholder Communications with Directors

Our Board of Directors has adopted a Stockholder Communications Policy to provide a process by which our stockholders may communicate with the Board of Directors. Under the policy, stockholders may communicate with the Board of Directors as a whole, with the independent directors, with a committee of the Board, or with a particular director. Stockholders wishing to communicate directly with our Board of Directors may do so by mail addressed to Natural Alternatives International, Inc., 1535 Faraday Avenue, Carlsbad, California, 92008, Attn: Corporate Secretary. The envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder of the Company and clearly state whether the intended recipients are all members of the Board of Directors, all independent directors, all members of a committee of the Board, or certain specified individual directors. The Corporate Secretary will review the communications received from stockholders at the above designated address on a regular basis and if they are relevant to the Company’s operations and policies, they will be copied and forwarded to the appropriate director or directors as expeditiously as reasonably practical. By way of example, communications that are unduly hostile, threatening, obscene, illegal or similarly inappropriate will not be forwarded to any director. Matters deemed to be trivial in the sole discretion of the Corporate Secretary will be delivered to the appropriate director or directors at the next regularly scheduled meeting of the Board of Directors. The Corporate Secretary will periodically provide the Board of Directors with a summary of all communications received that were not forwarded and will make those communications available to any director upon request. The Board of Directors will determine whether any communications sent to the Board of Directors should be properly addressed by the entire Board or a committee thereof and whether a response to the communication is warranted.

Attendance at Annual Meetings

The members of the Board of Directors are encouraged, but not required, to attend each of the Company’s annual meetings of stockholders. It may not be possible or practical, in light of other business commitments of the directors, for all of the members of the Board of Directors to attend all of the Company’s annual meetings of stockholders. At the Company’s most recent annual meeting of stockholders held on December 6, 2019, all of the members of the Board of Directors were present.

PROPOSAL 1

ELECTION OF CLASS III DIRECTORS

Nominees

At the Annual Meeting, two Class III directors are to be elected, to serve until the next meeting of stockholders held to elect Class III directors and until their respective successors are elected and qualified or their earlier death, resignation or removal. The Board of Directors proposes the election of the nominees named below, who currently serve as Class III members of our Board of Directors.

Unless authorization to do so is withheld, proxies received will be voted “for” the nominees named below. If either of the nominees should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. Each of the persons nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe any nominee will be unable to serve.

Our Board of Directors proposes the election of the following nominees as the Class III members of our Board of Directors:

Alan J. Lane

Laura Kay Matherly

Our Board of Directors unanimously recommends you vote “FOR” the election of the nominees as directors of the Company in Class III.

PROPOSAL 2

APPROVAL OF OUR 2020 OMNIBUS INCENTIVE PLAN

The Natural Alternatives International Inc. 2009 Omnibus Incentive Plan (the “2009 Plan”) ended October 15, 2019 having reached the end of its ten-year term. In Proposal 2 the Board is seeking stockholder approval of a new Natural Alternatives International Inc. 2020 Omnibus Incentive Plan (the “2020 Plan”). The proposed Natural Alternatives International Inc. 2019 Omnibus Incentive Plan was submitted to the stockholders at the stockholder meeting on December 6, 2019, but it was not approved by the stockholders and did not become effective. The proposed 2020 Plan is significantly different than the proposed 2019 Plan.

At the Annual Meeting we are asking you to approve the 2020 Plan, which the Board adopted on September 18, 2020, following the recommendation of the Human Resources Committee (for purposes of this proposal, the "Committee"). If approved by stockholders at the Annual Meeting the 2020 Plan will become effective January 1, 2021.

If approved, the 2020 Plan will enable the Company to provide stock-based incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company by motivating its employees, consultants and directors to achieve long-term results and rewarding them for their achievements; and to attract and retain the types of employees, consultants and directors who will contribute to the Company's long range success.

The Company believes that equity-based compensation is a critical part of its compensation program. Stockholder approval of the 2020 Plan would allow us to continue to attract and retain talented employees, consultants and directors with a compensation program that includes equity incentives.

Material Terms of the Plan

The following summary of the material terms of the 2020 Plan is qualified in its entirety by the full text of the 2020 Plan, a copy of which is attached to this Proxy Statement as Annex 1. You also may obtain a copy of the 2020 Plan, free of charge, by writing to the Company, Attention Kenneth Wolf, Secretary, 1535 Faraday Avenue, Carlsbad, CA 92008.

Effective Date; Duration of the Plan

The 2020 Plan will become effective January 1, 2021 if it is approved by the Company's stockholders at the annual meeting of stockholders to be held December 4, 2020, and will remain in effect for five years until December 31, 2025, unless terminated earlier by the Board.

Plan Administration

The 2020 Plan will be administered by the Committee. The Committee will have the sole discretionary authority to, among other things, interpret the 2020 Plan and determine who will be granted awards under the 2020 Plan. In addition, subject to any minimum requirements under the Plan, the Board or the Committee may determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the 2020 Plan.

Eligibility

The Committee or the Board may grant awards to any employee, consultant or director of the Company and its affiliates. Only employees are eligible to receive incentive stock options. All of the Company's employees, non-employee directors, and consultants would be eligible to participate in the 2020 Plan if it were currently in place. The Company's executive officers have received awards under the 2009 Plan as described in this proxy statement under Executive Officer Compensation, and directors have received awards as described in this proxy statement under Director Compensation.

Shares Available for Awards; Limits on Awards

The 2020 Plan authorizes the issuance of up to 700,000 shares of common stock. The total shares authorized has been determined by the Committee based on the Committee's determination of the appropriate cost of the Plan, and the history of the Company's operations and prior incentive plans including the 1999 Plan and 2009 Plan.

The Plan allows for the term of any award to last for up to five years but not longer. The Plan requires all awards of any type (other than a short-term cash incentive award) to have a minimum vesting period of one year. The Board or the Committee may establish longer vesting periods for any award in their discretion. The Plan eliminates any right to receive a dividend in stock or cash that is declared or paid prior to the end of the applicable restricted period. Dividends due or payable in connection with shares underlying any award, which dividends are due or payable for any period or at any time prior to the end of the applicable restrictive or vesting period of the award, shall not be paid and shall be permanently forfeited by the award holder.

If any outstanding stock option expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the option related, and none of those remaining shares underlying the option are surrendered to pay for the exercise price of the option, or to pay a tax or tax withholding requirement incurred in connection with the exercise of the option, or for any other reason, then the shares subject to such option will again become available for future grant under the 2020 Plan. All other awards including but not limited to when shares are actually issued pursuant to an outstanding award, and the award or the shares underlying the award are subsequently forfeited, canceled or repurchased, then such shares will not again be available for future grants under the Plan.

Issued shares tendered in payment of an option exercise price or delivered or withheld by the Company to satisfy any tax withholding obligation of the award holder, or any other obligation of the award holder, and all shares covered by a stock appreciation right or other awards where shares were issued upon the settlement of the award, or if the award is settled in cash but could have been settled in shares, then the issued shares or the shares that could have been issued to settle an award actually settled in cash that could have been settled in stock, will not again become available for future grants under the Plan. In the event the Company uses award exercise proceeds to purchase Common Stock, such shares of Common Stock acquired shall not be available for the grant of Awards under the 2020 Plan.

Types of Awards That May Be Granted

Subject to the limits in the 2020 Plan, the Committee or the Board has the authority to set the size and type of award and any additional vesting or performance conditions. The types of awards that may be granted under the 2020 Plan include stock options (including both incentive stock options (ISOs) and nonqualified stock options), stock appreciation rights (SARs), restricted stock, restricted stock units (RSUs), performance awards, short-term cash incentive awards and other stock-based awards.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a nonqualified stock option. ISOs and nonqualified stock options are taxed differently. The exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent stockholder, 110% of the fair market value) of a share of common stock on the grant date. Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the Committee.

Stock Appreciation Rights

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone ("freestanding rights") or in tandem with options ("related rights"). A SAR may be settled in stock or cash, or a combination of the two, as determined by the Board or the Committee.

Restricted Stock

A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time equal to or in excess of the one year minimum vesting period for all awards under the Plan, and the term of such restrictions (vesting period) is determined by the Committee or the Board on the date of grant. Restricted stock may be held by the Company or its designee in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of stockholders regarding the shares of restricted stock during the restricted period, including the right to vote. In all awards under the Plan the right to receive cash or property dividends prior to the end of the restrictive period (vesting period) is forfeited.

Restricted Stock Units

An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Committee or the Board. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a stockholder. The Committee or the Board may grant RSUs with a deferral feature (deferred stock units or DSUs), which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant's award agreement. The Committee or the Board has the discretion to credit RSUs or DSUs with dividend equivalents, but only for dividends declared or paid during any period after the expiration of any restrictive or vesting period of the award.

Performance Awards

A performance award is an award of shares of common stock or units that are only earned if certain conditions are met. Subject to the terms of the Plan including but not limited to the one year minimum vesting requirement for all awards, the five year maximum term of all awards, and the restrictions on replacement of any award and subsequent modification of any award, the Committee or the Board has the discretion to determine the number of shares of common stock or stock-denominated units subject to a performance share award, the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award.

Other Equity-Based Awards

The Committee or the Board may grant other equity-based awards, either alone or in tandem with other awards, in amounts and subject to conditions as determined by the Committee or the Board as set out in an award agreement.

Cash Awards

The Committee or the Board may grant cash awards that are designated performance compensation awards.

Vesting

Subject to the minimum one year vesting period for all awards under the Plan, the 2020 Plan gives the Committee and the Board the authority to determine the vesting schedule of each award, and in certain limited circumstances (e.g. death, disability or certain circumstances following a merger or change in control) to accelerate the vesting and exercisability of any award. Awards may be subject to either time-based vesting or performance-based vesting, or both. The Company's practice over the last ten years or longer has been to have vesting periods of no less than three years.

Change in Control and Mergers

Subject to the terms of the Plan, and depending upon how these matters are set forth in any particular award agreement, in the event of a change in control, the vesting of certain awards under the 2020 Plan may accelerate in certain limited circumstances. In general, a change in control may include (a) the acquisition by one person or more than one person acting as a group, of Company stock representing more than 50% of the total fair market value or total voting power of the Company's stock; (b) the sale, transfer, or other disposition of all or substantially all of the Company’s assets; (c) a majority of the members of the Board are either replaced during any 24-month period or are directors whose appointment or election is not endorsed by a majority of the original Board; or (d) any transaction as a result of which any person becomes a direct or indirect “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of at least 20% of the total voting power of outstanding Company voting stock.

The Committee and the Board may grant an award wherein the minimum vesting period is accelerated (shortened) upon a subsequent change in control or merger, but only if within three months prior to the merger or change in control, or within twelve months following the merger or change in control the award holder's employment or other ability to complete the restrictive period is terminated by the Company without cause (as defined in the Plan), or the award holder resigns prior to completing the restrictive period for limited circumstances defined as "good reason" under the Plan.

In addition in the event of certain mergers or reorganizations, the Committee or the Board may in its discretion (a) continue, (b) substitute or (c) cancel any outstanding awards and pay to the holders the value of the vested portion of any awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the transaction. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the transaction, the Committee or the Board may cancel the option or SAR without the payment of any consideration.

Amendment of Awards

The Committee may not amend the material terms of any outstanding awards except in very limited circumstances, such as death or disability of the award holder, or (as noted above) in the event of a change in control and termination of the award holders ability to meet the applicable vesting period, shortly preceding or following a change in control. Even in such limited circumstances, the Committee may not amend an award that would impair a participant's rights under the award without the participant's written consent.

Prohibition on Surrender and Replacement of an Award

The Plan does not allow for the surrender of an award in exchange for a replacement award.

Section 409A

Section 409A of the Internal Revenue Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest and penalties. In general, the 2020 Plan and awards granted under the 2020 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company's Deductions

Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

Amendment or Termination of the 2020 Plan

The Board may amend or terminate the 2020 Plan at any time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary under the Plan, or to satisfy applicable laws, or the rules of the Nasdaq Stock Market. The 2020 Plan will terminate on December 31, 2025, unless previously terminated by the Board.

New 2020 Plan Benefits

Awards under the 2020 Plan will be granted in amounts and to individuals as determined by the Board or the Committee in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the 2020 Plan are not determinable at this time.

Required Vote

Approval of this Proposal 2 requires a majority of the votes cast at the meeting. Abstentions will be considered a vote Against this Proposal and adoption of the Plan. Broker non-votes will have no effect on the outcome of the Proposal.

Our Board of Directors unanimously recommends you vote 'FOR" Proposal 2 and approval of the 2020 Omnibus Incentive Plan.

PROPOSAL 3

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected and approved Haskell & White LLP to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2021. One or more representatives of Haskell & White LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions and to make a statement if they desire to do so. Haskell & White LLP was first appointed to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2015.

Audit Fees

Our independent registered public accounting firm, Haskell & White LLP, billed us aggregate fees in the amount of $200,428 for the fiscal year ended June 30, 2020, and $194,245 for the fiscal year ended June 30, 2019, for professional services rendered for the audit of our annual financial statements, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q and other services provided in connection with our regulatory filings.

Audit-Related Fees

There were fees in the amount of $3,500 for the fiscal year ended June 30, 2020 billed to the Company by Haskell & White LLP for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not included under “Audit Fees.” There were $12,150 in audit-related fees billed to the Company by Haskell & White LLP for the fiscal year ended June 30, 2019.

Tax Fees

There were no tax fees billed to the Company by Haskell & White LLP during the fiscal years ended June 30, 2020 and June 30, 2019.

All Other Fees

There were no other fees billed to the Company by Haskell & White LLP for products and services provided during the fiscal years ended June 30, 2020 and June 30, 2019.

Pre-Approval Policies and Procedures

On June 23, 2003, the Audit Committee approved certain policies and procedures under which all audit and non-audit services performed by our independent registered public accounting firm must be approved in advance by the Audit Committee. Under these policies and procedures, proposed services to be provided by our independent registered public accounting firm may either be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee may delegate either type of pre-approval authority to one or more of its members, who would then be required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by our independent registered public accounting firm. Any proposed services exceeding pre-approved cost levels or budgeted amounts also will require specific pre-approval by the Audit Committee. In granting both general and specific pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, as well as whether our independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. The term of any general pre-approval will be 12 months, unless the Audit Committee determines otherwise. For the fiscal year ended June 30, 2020, all of the audit and non-audit services described herein were approved pursuant to these policies and procedures, as adopted by the Audit Committee, and none of the services were approved by the Audit Committee pursuant to a waiver of pre-approval, as contemplated by Regulation S-X, Rule 201(c)(7)(i)(C).

Audit Services. The annual audit services engagement terms and fees are subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and quarterly reviews, subsidiary audits, and other services necessary for the auditors to form an opinion on the Company’s consolidated financial statements. The Audit Committee monitors the audit services engagement no less frequently than quarterly and also approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items. In addition, the Audit Committee may grant general pre-approval to other audit services, which include statutory or financial audits for subsidiaries of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

Audit-Related Services. The Audit Committee may grant general pre-approval of audit-related services, which are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent registered public accounting firm. Audit-related services include due diligence services pertaining to any potential business acquisitions or dispositions, consultations related to accounting, financial reporting or disclosure matters not classified as audit services, assistance with the implementation of new accounting and financial reporting rules and guidance, financial audits of employee benefit plans, and assistance with internal control reporting requirements.

Tax Services. To the extent the Company retains its independent registered public accounting firm to provide tax services, the Audit Committee may grant general pre-approval for those tax services that historically have been provided by its independent registered public accounting firm and that the Audit Committee has reviewed and determined would not impair the independence of the auditor. Generally, tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee. For quite a few years the Company has exclusively used another firm of Certified Public Accountants to provide tax services and has not relied for tax services upon the independent registered public accounting firm that provides the Company audit and audit related services.

Other Services. The Audit Committee may grant general pre-approval to those permissible non-audit services that it determines are routine and recurring services and that would not impair auditor independence. All other services not otherwise classified above must be specifically pre-approved by the Audit Committee.

Procedures. All services proposed to be provided by our independent registered public accounting firm that do not require specific pre-approval by the Audit Committee are submitted to the Company’s Chief Financial Officer, who determines whether such services are included within those that have received general pre-approval by the Audit Committee. All services proposed to be provided by our independent registered public accounting firm that require specific pre-approval by the Audit Committee are submitted to the Audit Committee or its delegated member by both the independent registered public accounting firm and the Company’s Chief Financial Officer. The Chief Financial Officer is responsible for monitoring the performance of the services provided by the independent registered public accounting firm, determining whether such services are in compliance with the Audit Committee’s pre-approval policies, and reporting the results of his monitoring on a periodic basis to the Audit Committee.

Effect of Ratification

Ratification by stockholders of the selection of Haskell & White LLP as our independent registered public accounting firm is not required by applicable law. However, as a matter of policy and sound corporate practice, we are submitting the selection to our stockholders for ratification at the Annual Meeting. If stockholders fail to ratify the selection of Haskell & White LLP, the Board of Directors will reconsider the matter. Even if the selection is ratified by stockholders, the Board of Directors may select a different firm to serve as our independent registered public accounting firm at any time during the fiscal year if it believes a change would be in the best interests of the Company and its stockholders.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 3.

OUR EXECUTIVE OFFICERS

The Board of Directors appoints the executive officers of the Company who are responsible for administering our day-to-day operations. The name, age, positions held with the Company, and term of office of each of our executive officers are shown below.

Name		Positions Held	Officer Since
Mark A. LeDoux	66	Director, Chairman of the Board and Chief Executive Officer	1986
Kenneth E. Wolf	59	President, Chief Operating Officer and Secretary	2008
Michael E. Fortin	43	Chief Financial Officer	2015

The business experience and principal occupations of each of our executive officers are described below.

Mark A. LeDoux

Mr. LeDoux has been a director and the Chief Executive Officer of the Company since 1986, and the Chairman of the Board since 2001. Mr. LeDoux also has served as a director and the Chairman of the Board of Natural Alternatives International Europe S.A. (NAIE) a wholly-owned subsidiary of the Company since its inception in 1999. Previously, he served as President of the Company (1986-1996, 1999-2001, 2009-2015). Mr. LeDoux also served as a director, President and Chief Executive Officer of Natural Alternatives, Inc., a predecessor corporation that merged into the Company in 1986 (1980-1986); and as a director of CellLife Pharmaceuticals International, Inc., director and President of Transformative Health Products, Inc., and as a director and Chief Executive Officer of Disposition Company, Inc. (formerly known as Real Health Laboratories, Inc.), each a former wholly-owned subsidiary of the Company; and Executive Vice President and Chief Operating Officer of Kovac Laboratories, a manufacturer of nutritional supplements (1976-1980). Mr. LeDoux graduated Cum Laude from the University of Oklahoma with a Bachelor of Arts and Letters in 1975. He earned his Juris Doctor degree in 1979 from Western State University College of Law, which is now known as the Thomas Jefferson School of Law. He is a member of the YPO Graduates, the Founding Chairman and a past Director of the International Council for Responsible Nutrition, a past Director and Chairman of the Board of Directors for the Council for Responsible Nutrition, a member of the Board of Directors of the Nutrition Industry Association-West, and a participant of the Codex Alimentarius Commission, the United Nations’ food and dietary supplement standard-setting body under joint supervision of its Food and Agriculture Organization and the World Health Organization. Mr. LeDoux is currently Chairman of the Board of the Natural Products Association where he has been a member since 1980.

Kenneth E. Wolf

Mr. Wolf has been the President of the Company since October 2015, the Chief Operating Officer of the Company since June 2010, and the Secretary of the Company since February 2009. Mr. Wolf previously served as the Chief Financial Officer of the Company from February 2008 through September 2015. Before joining the Company, Mr. Wolf was Chief Financial Officer, Treasurer and Corporate Secretary for Phoenix Footwear Group, a publicly-traded, multi-brand footwear and accessories company that had $140 million in annual sales and for which Mr. Wolf managed a staff of 30 employees (2003-2007); an independent consultant for various San Diego-based companies where he performed interim Chief Financial Officer responsibilities (2002); and Senior Vice President-Finance/Controller for Callaway Golf Company, a premium consumer goods company listed on the New York Stock Exchange that had $1.0 billion in annual sales and for which Mr. Wolf managed a staff of 50 employees (1992-2001). Mr. Wolf received his Certified Public Accountant license from the State of California and a Bachelor of Science in Business Administration-Accounting from California State University in Fresno, California.

Michael E. Fortin

Mr. Fortin has been the Chief Financial Officer of the Company since October 2015. Prior to his appointment as Chief Financial Officer, Mr. Fortin was Director of Accounting and SEC Reporting for the Company from April 2008 to September 2015. Before joining the Company, Mr. Fortin was the Director of Finance for K2 Licensed Products, a subsidiary of Jarden Corporation, a consumer products company specializing in licensed sporting goods that had $30 million in annual sales and for which Mr. Fortin managed a staff of 6 employees (2006-2008); Manager - Financial Accounting Operations for HSBC Auto Finance, a subsidiary of HSBC Bank USA, specializing in subprime auto lending that had $1.5B in annual revenues and for which Mr. Fortin managed a staff of 4 employees (2003-2006); and Audit Senior for Arthur Andersen LLP and KPMG LLP (1999-2003). Mr. Fortin received his Certified Public Accountant license from the State of California and a Bachelor of Science in Business Administration-Accounting from San Diego State University, California.

STOCK HOLDINGS OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth information on the beneficial ownership of our common stock by our directors and executive officers, as well as stockholders who are known by us to own beneficially more than 5% of our common stock, as of October 23, 2020.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership (1)		Percent of Common Stock Outstanding (2)

Dimensional Fund Advisors LP Palisades West, Building One, 6300 Bee Cave Road Austin, TX 78746	577,785	(3)	8.91%
Renaissance Technologies LLC 800 Third Avenue New York, New York 10022	549,598	(4)	8.48%
Joe E. Davis, Director	115,296	(5)	1.78%
Alan G. Dunn, Director	59,328	(5)	*
Michael E. Fortin, Chief Financial Officer	59,778	(7)	*
Alan J. Lane, Director	56,500	(6)	*
Mark A. LeDoux, Chairman of the Board and Chief Executive Officer	1,148,003	(8)	17.60%
Laura Kay Matherly, Director	0		*
Lee G. Weldon, Director	132,641	(5)	2.04%
Kenneth E. Wolf, President and Chief Operating Officer	169,266	(9)	2.60%
All directors and executive officers as a group (seven persons)	1,740,812	(10)	26.41%

*	Less than 1%.

[1]

A person is considered to beneficially own any shares: (i) over which the person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days (such as through the exercise of stock options). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

[2]

The percentages shown are calculated based on the number of shares of our common stock outstanding plus, for each person or group, any shares that person or group has the right to acquire within 60 days of October 23, 2020 pursuant to options held. As of October 23, 2020, there were 6,482,607 shares of our common stock outstanding, net of 2,379,751 treasury shares.

[3]

As reported by Dimensional Fund Advisors LP on Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on February 12, 2020. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The foregoing is based entirely on the statements of Dimensional Fund Advisors LP as set forth in its Schedule 13G filing.

[4]	As reported by Renaissance Technologies LLC on Schedule 13G filed by Renaissance Technologies LLC with the SEC on February 13, 2020.

[5]	Includes 10,000 shares underlying options that are exercisable within 60 days. Also includes 9,999 restricted shares of common stock that are subject to vesting and forfeiture.

[6]	Includes 9,999 restricted shares of common stock that are subject to vesting and forfeiture.

[7]	Includes 5,000 shares underlying an option that is exercisable within 60 days. Also includes 15,000 restricted shares of common stock that are subject to vesting and forfeiture.

[8]	Includes 40,000 shares underlying options that are exercisable within 60 days. Also includes 24,999 restricted shares of common stock that are subject to vesting and forfeiture.

[9]	Includes 35,000 shares underlying options that are exercisable within 60 days. Also includes 19,999 restricted shares of common stock that are subject to vesting and forfeiture.

[10]	Includes 110,000 shares underlying options held by officers and directors of the Company that are exercisable within 60 days.

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table shows the compensation earned by or paid or awarded to our executive officers for all services rendered by them in all capacities to the Company and its subsidiaries during each of the last two fiscal years ended June 30.

SUMMARY COMPENSATION TABLE FOR FISCAL-YEAR ENDED JUNE 30, 2020
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)[1]	Option Awards ($)[1]	All Other Compensation ($)[2]	Total ($)
Mark A. LeDoux Chief Executive	2020	425,000	—	—	—	67,853	492,853
Officer	2019	424,039	—	293,250	—	78,751	796,040
Kenneth Wolf President and Chief	2020	400,000	—	—	—	37,809	437,809
Operating Officer	2019	399,039	—	234,600	—	37,110	670,749
Michael E. Fortin Chief Financial	2020	249,038	—	—	—	38,330	287,368
Officer	2019	224,039	—	175,950	—	37,303	438,791

[1]	Stock options and restricted shares of our common stock were granted under our 2009 Omnibus Incentive Plan. The amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Please see “Stock-Based Compensation” under Note A in the Notes to our audited, consolidated financial statements included under Item 8 of our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, for a discussion of the assumptions made in the valuation.

[2]	Includes matching contributions under the Company’s 401(k) plan, premiums paid by the Company for medical and dental insurance, term life insurance, long-term disability, payments for cell phone use and wireless internet access that may be used for both business and personal uses, and certain other benefits.

Employment Agreements

We have employment agreements with Messrs. LeDoux, Wolf and Fortin. Under the terms of each agreement, the officer’s employment is at-will and the employment may be terminated at any time, with or without cause, by either the officer or the Company. Each officer receives an annual salary, payable no less frequently than bi-weekly, and may receive certain employee benefits available generally to other corporate officers, including, without limitation, bonus compensation in a manner and at a level determined from time to time in the sole discretion of the Board of Directors, medical, dental, term life, and short and long term disability insurance. The Company also may invite officers and their spouses to attend Company-related events and generally provides for, or reimburses expenses of, such officers’ and spouses’ travel, food and lodging for attendance at such events.

The annual salaries of Messrs. LeDoux, Wolf and Fortin in effect at July 1, 2020 were:

Name	Annual Salary
Mark A. LeDoux	$425,000

Kenneth Wolf	$400,000

Michael E. Fortin	$250,000

Under the terms of the employment agreements for Messrs. LeDoux, Wolf and Fortin, each officer is entitled to a severance benefit in the event the officer is terminated by the Company without cause. For Mr. LeDoux, his severance benefit is an amount equal to one year’s compensation, provided he executes and delivers to the Company a general release of claims. For Messrs. Wolf and Fortin their severance benefit is an amount equal to six months’ base salary and continuing group health insurance coverage pursuant to COBRA for six months following termination at the Company’s expense, provided they execute and deliver to the Company a general release of claims. If an officer does not execute and deliver a general release of claims, the severance benefit is reduced to one month’s compensation. No officer is entitled to receive a severance benefit if the officer is terminated by the Company for cause, or if the officer voluntarily resigns or retires. If an officer is terminated by the Company without cause upon a change in control, the officer is entitled to receive a severance benefit in an amount equal to two years’ compensation for Mr. LeDoux, and one year’s compensation and continuing group health insurance coverage pursuant to COBRA for twelve months following termination at the Company’s expense for Messrs. Wolf and Fortin, provided the officers execute and deliver to the Company a general release of claims. If the officer does not execute and deliver a general release of claims, the severance benefit is reduced to one month’s compensation. In addition, if any officer is terminated by the Company without cause upon a change of control, all then outstanding options held by the officer under the 2009 Omnibus Incentive Plan become fully exercisable and remain so for the term of the option, and all restricted stock held by the officer become unrestricted, provided that the officer executes and delivers to the Company a general release of claims. This accelerated vesting following a change in control may be included but is substantially restricted for awards that may be made pursuant to the proposed 2020 Omnibus Plan.

Restricted Stock Grants

Under our former 2009 Omnibus Incentive Plan, we granted nonqualified and incentive stock options and other stock-based awards to employees, non-employee directors and consultants which were or still are subject to vesting and forfeiture. The 2009 Omnibus Incentive Plan expired on October 15, 2019. During the fiscal year ended June 30, 2020, we did not grant any options or restricted shares to Messrs. LeDoux, Wolf and Fortin. Vested shares from prior awards may be withheld by the Company to satisfy tax withholding obligations.

Deferred Cash Awards

In July 2020, we adopted the Natural Alternatives International Non-qualified Incentive Plan to make various types of deferred cash awards to officers, directors, employees and consultants on terms established for each award by the Human Resources Committee or the Board of Directors, including establishing certain restrictions, e.g. vesting periods or other conditions precedent to payment of the award. Initial deferred cash awards were made by the Board of Directors on July 16, 2020 including an award to each officer. Each award is subject to vesting conditions requiring the officer to remain employed by the Company in good standing prior to payment of one-third of the award on each of the first three anniversaries of the date of grant (July 16, 2021, 2022 and 2023). Mr. LeDoux received an award of $150,000, Mr. Wolf received an award of $120,000, and Mr. Fortin received an award of $90,000.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information about unexercised option awards, and unvested restricted stock held by Messrs. LeDoux, Wolf, and Fortin as of June 30, 2020. There were no other stock awards held by such officers as of June 30, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL-YEAR END OF JUNE 30, 2020
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options— # Exercisable	Number of Securities Underlying Unexercised Options— # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark A. LeDoux	40,000	—	—	7.502	12/02/2020	24,999	(1)	170,993	(4)	—	—

Kenneth E. Wolf	35,000	—	—	7,502	12/02/2020	29,999	(2)	205,193	(4)	—	—

Michael E. Fortin	5,000	—	—	7,502	12/02/2020	20,000	(3)	136,800	(4)	__	__

(1)	These restricted shares of common stock are subject to vesting and forfeiture. 66.67% (16,666) vest on March 7, 2021, and 33.33% (8,333) vest on March 7, 2022.
(2)	These restricted shares of common stock are subject to vesting and forfeiture. 33.33% (10,000) vest on October 1, 2020, 44.44% (13,333) vest on March 7, 2021, and 22.22% (6,666) vest on March 7, 2022.
(3)	These restricted shares of common stock are subject to vesting and forfeiture. 25.00% (5,000) vest on October 1, 2020, 50.00% (10,000) vest on March 7, 2021, and 25.00% (5,000) vest on March 7, 2022.
(4)	Calculated by multiplying the applicable number of shares by the Company’s June 30, 2020 closing stock price of $6.84.

DIRECTOR COMPENSATION

Each of the non-employee directors (Messrs. Davis, Dunn, Lane and Weldon and Ms. Matherly) receives an annual retention fee of $10,000, and a fee of $1,000 for each board and committee meeting such director attends. The $1,000 paid for each board and committee meeting a director attends applies to both regular and special meetings of the board and of each of the Board committees, including any regular or special meetings of the board or a committee held via teleconference, unless otherwise expressly determined by the Board on a case by case basis; provided, however, that payment for attendance at committee meetings in person or by telephone shall only be made to members of the applicable committee. The annual retention fee is paid in advance at the beginning of each year of a director’s term, which is determined to commence on the date of the annual meeting held to elect any class of directors and to continue until the next annual meeting of stockholders held to elect any class of directors. Directors appointed during a term year may receive a proportional amount of the annual retention fee for that year. Options and other equity awards may be granted to directors on a discretionary basis. Mr. LeDoux receives no additional compensation for serving as a director. Directors are reimbursed for travel and other expenses incurred in connection with attending board and committee meetings. The Company may invite directors and their spouses to attend Company-related events and generally provides for, or reimburses expenses of, such directors’ and spouses’ travel, food and lodging for attendance at such events. The table below provides information about the compensation of the Company’s non-employee directors during the fiscal year ended June 30, 2020.

DIRECTOR COMPENSATION TABLE FOR FISCAL-YEAR ENDED JUNE 30, 2020
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Joe E. Davis	$23,000	—	—	—	$23,000
Alan G. Dunn	$22,000	—	—	—	$22,000
Alan J. Lane	$21,000	—	—	—	$21,000
Laura Kay Matherly	$14,000	—	—	—	$14,000
Lee G. Weldon	$19,000	—	—	—	$19,000

(1)	During the fiscal-year ended June 30, 2020, the Company did not grant restricted stock awards to any director.

(2)

In July 2020, we adopted the Natural Alternatives International Non-qualified Incentive Plan to make various types of deferred cash awards to officers, directors, employees and consultants on terms established for each award by the Human Resources Committee or the Board of Directors, including establishing certain restrictions, e.g. vesting periods or other conditions precedent to payment of the award. Initial deferred cash awards were made by the Board of Directors on July 16, 2020 to officers, directors and a small group of management employees, each subject to vesting conditions requiring the director recipients to remain serving as a member of the Board of Directors prior to payment of one-third of the award on each of the first three anniversaries of the date of grant, (July 16, 2021, 2022 and 2023). Each non-employee director received a deferred cash award of $90,000 subject to these vesting conditions.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes equity compensation plans approved by stockholders as of June 30, 2020. As of June 30, 2020, the Company did not have any equity compensation plans that had not been approved by stockholders.

Plan Category	Number of shares to be issued upon exercise of outstanding options (a)		Weighted- average exercise price of outstanding options (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in columns (a)
Equity compensation plans approved by stockholders	130,000	(1)	$6.28	0	(1)
Equity compensation plans not approved by stockholders	N/A		N/A	N/A
Total	130,000		$6.28	0

(1)

At our 2009 Annual Meeting of Stockholders held on November 30, 2009, our stockholders approved our 2009 Omnibus Incentive Plan (the “2009 Plan”). Upon approval of the 2009 Plan, our prior equity incentive plan was terminated. The shares shown above to be issued upon exercise of outstanding options are in connection with options issued pursuant to the 2009 Plan. The 2009 Plan expired on October 15, 2019. The Company does not currently have an equity incentive plan.

CODE OF ETHICS

We have adopted a Code of Business Behavior and Conduct that applies to all of our employees and directors, including all of our officers and our non-employee directors. The Audit Committee periodically reviews the policy and the Company’s compliance with the policy. A copy of our Code of Business Behavior and Conduct is posted on our website at www.nai-online.com. Our Code of Business Behavior and Conduct is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of the copies of Section 16(a) reports provided to us during the fiscal year ended June 30, 2020, all required Section 16(a) reports applicable to our directors, and executive officers were timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the Audit Committee’s charter, the Audit Committee conducts a review of all related party transactions for potential conflict of interest situations on an ongoing basis. The Company may not enter into a related party transaction unless the transaction is approved by the Audit Committee. A transaction is considered a “related party transaction” if the transaction would be required to be disclosed herein pursuant to Item 404 of Regulation S-K. No related party transactions are currently anticipated or proposed.

Audit Committee Report

The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2020 with the Company’s management, and discussed with Haskell & White LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees”. The Audit Committee received the written disclosures from Haskell & White LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning independence and discussed with Haskell & White LLP its independence. Based on the Audit Committee’s above described review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2020, be included in the Company’s Annual Report on Form 10-K for such fiscal year for filing with the SEC.

Members of the Audit Committee

Joe E. Davis, Chairman
Alan G. Dunn
Alan J. Lane

The Audit Committee Report above is not considered proxy-soliciting material, is not deemed to be filed with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC, except to the extent we specifically incorporate this information by reference.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (“2020 Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to stockholders with this proxy statement. We will furnish any exhibit to our 2020 Annual Report free of charge to any stockholder upon written request to the Secretary of the Company at 1535 Faraday Avenue, Carlsbad, California 92008. The 2020 Annual Report is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material. We encourage you to review the 2020 Annual Report, and any later information we file with the SEC and other publicly available information.

STOCKHOLDER PROPOSALS

Stockholders who wish to submit a proposal for inclusion in our proxy materials to be distributed in connection with next year’s annual meeting must submit their proposal so that we receive it no later than the close of business on August 10, 2021. Any such proposal must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Pursuant to such rule, simply submitting a proposal does not guarantee that it will be included in our proxy materials.

In accordance with our Restated Certificate of Incorporation, to be properly brought before an annual meeting, a stockholder must deliver timely notice of any matter the stockholder wishes to present. To be timely, we must receive the notice at least 60 days before the original scheduled meeting date. However, if we provide less than 70 days’ notice or prior public disclosure of the meeting date, to be timely we must receive the notice before the close of business on the 10th day following the earlier of the day on which we mailed notice of the meeting date or the day on which we publicly disclosed the meeting date. To be in proper form, the notice must be in writing and include the specified information set forth in Article Fifteenth of our Restated Certificate of Incorporation.

All proposals and notices should be sent by certified mail, return receipt requested, to Natural Alternatives International, Inc., 1535 Faraday Avenue, Carlsbad, California 92008, Attn: Mr. Kenneth Wolf, Secretary. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or matter that does not comply with these and other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are the Company’s Stockholders may be “householding” the Company’s proxy materials. A single Proxy Statement may be delivered to multiple Stockholders sharing an address unless contrary instructions have been received from the affected Stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker. If you currently receive multiple copies of the Proxy Statement and annual report at your addresses and would like to request “householding” of your communications, you should contact your broker.

Please note that only one Proxy Statement and annual report may be delivered to two or more Stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and annual report or for instructions as to how to request a separate copy of this document and annual report or as to how to request a single copy if multiple copies of this document and annual report are received, Stockholders should contact the Company at the address and phone number set forth below.

Requests should be directed to the Company at 1535 Faraday Avenue, Carlsbad, California 92008. Copies of these documents may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment with respect to any such matters.

By Order of the Board of Directors

Carlsbad, California

October 26, 2020

Annex I

2020 Omnibus Incentive Plan

NATURAL ALTERNATIVES INTERNATIONAL, INC.

2020 OMNIBUS INCENTIVE PLAN

Effective January 1, 2021

i

Article X SHORT-TERM CASH INCENTIVE AWARDS	16

10.01 Eligibility	16
10.02 Awards	17

Article XI TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN	18

11.01 Plan Provisions Control Award Terms	18
11.02 Award Agreement	18
11.03 Modification of Award After Grant	18
11.04 Limitation on Transfer.	18
11.05 Taxes	18
11.06 Surrender of Awards	19
11.07 Adjustments to Reflect Capital Changes	19
11.08 No Right to Continued Service.	20
11.09 Awards Not Includable for Benefit Purposes	20
11.10 Governing Law	20
11.11 No Strict Construction	20
11.12 Compliance with Rule 16b-3	20
11.13 Captions	20
11.14 Severability	21
11.15 Amendment and Termination	21
11.16 Foreign Qualified Awards	21
11.17 Adjustment of Performance Goals and Targets	21
11.18 Legality of Issuance	21
11.19 Restrictions on Transfer	22
11.20 Further Assurances	22
11.21 Compliance with Section 409A of the Code	22
11.22 Tax Consequences	23
11.23 Addenda	23
11.24 Funding of the Plan	23
11.25 Successors	23
11.26 No Restriction on Corporate Action	23
11.27 Minimum Vesting Period	23

Article XII LIMITATION ON PARACHUTE PAYMENTS	23

12.01 Scope of Limitation	23
12.02 Basic Rule	23
12.03 Reduction of Payments	24
12.04 Overpayments and Underpayments	24
12.05 Related Corporations	24

ii

NATURAL ALTERNATIVES INTERNATIONAL, INC.
2020 OMNIBUS INCENTIVE PLAN

Article I

PURPOSE AND ADOPTION OF THE PLAN

1.01    Purpose.   The purpose of the Natural Alternatives International, Inc. 2020 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of the Company and its Subsidiaries to achieve long-term corporate objectives.  The Company believes that the Plan will encourage Participants to contribute materially to the growth of the Company, thereby benefitting the Company’s shareholders, and will align the economic interests of the Participants with those of the shareholders.

1.02   Adoption and Term.   The Plan has been approved by the Board to be effective as of January 1, 2021 (the “Effective Date”), subject to the approval of the stockholders of the Company.  The Plan shall remain in effect until the fifth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner.

1.03  Successor Plan   The Plan is a successor to the Natural Alternatives International, Inc. 2009 Omnibus Incentive Plan (the “Prior Plan”).  No additional grants were made under the Prior Plan after October 1, 2019.  Outstanding grants under the Prior Plan shall continue in effect according to their terms, consistent with the applicable Prior Plan.

Article II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

“Affiliate” means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.

“Award” means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX or any other Award made under the terms of the Plan.

“Award Agreement” means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

1

“Award Period” means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

“Beneficiary” means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.

“Board” means the Board of Directors of the Company.

“Cause” means, if there is an employment or service agreement between the Participant and the Company and the agreement contains a definition of “Cause,” the definition contained therein; otherwise “Cause” shall mean: (i) the Participant’s conviction of a felony under Federal law or the law of the state in which such action occurred; (ii) the Participant’s dishonesty in the course of fulfilling his or her duties on behalf of the Company; (iii) the Participant’s disclosure of the Company’s trade secrets; (iv) the Participant’s gross negligence, intentional misconduct or fraud causing or partially causing the Company to have to restate all or a portion of its financial statements; (iv) willful and deliberate failure of the Participant to perform his or her duties on behalf of the Company in any material respect; (v) if the Participant’s violation of a confidentiality agreement or similar agreement between the Participant and the Company and any restrictive covenants applicable to the Participant with respect to his or her providing services to the Company; or (vi) such other events as shall be determined in good faith by the Committee or the Board. The Committee or the Board shall have discretion to determine whether Cause exists in any given case that Cause as defined in this Plan exists, and its determination shall be final and binding on all parties.

“Change in Control” means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(i)      The consummation (i.e., closing) of a Merger of the Company (in one or more related transactions as determined by the Committee in its sole discretion) approved by the stockholders with or into another organization or any other corporate reorganization provided that the Fair Market Value or voting power held by any organization or one person (or more than one person acting as a group) in the continuing or surviving entity’s securities together with that of  securities already held by that organization or one person (or more than one person acting as a group) constitutes more than 50 percent of the total Fair Market Value or total voting power of the entity’s securities.  If any organization or one person (or more than one person acting as a group), is considered to own more than 50 percent of the total Fair Market Value or total voting power of Company securities, the acquisition of additional securities by the same organization or persons pursuant to this Section shall not cause a Change in Control.

(ii)    The sale, transfer or other disposition of all or substantially all of the Company’s assets, following approval by the stockholders;

2

(iii)   A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

(iv)   Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company’s then outstanding voting securities.  For purposes of this subsection (iv), the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act, but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of an Affiliate and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

(v)     A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.  References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

“Committee” means the Human Resources Committee of the Board.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” means Natural Alternatives International, Inc., a Delaware corporation, and its successors.

“Date of Grant” means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

“Disability” means a condition of a Participant as determined by the Committee on the basis of such evidence as the Committee deems warranted in its sole discretion under the circumstances in accordance with applicable law (if any).  Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(i).

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“Fair Market Value” means, as of any applicable date:  (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock on the exchange on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale; or (ii) if none of the above apply, the closing bid price as reported by the Nasdaq SmallCap Market on that date, or if no price was reported for that date, on the next preceding date for which a price was reported; or (iii) if none of the above apply, the last reported bid price published in the “pink sheets” or displayed on the National Association of Securities Dealers, Inc. (“NASD”), Electronic Bulletin Board, as the case may be; or (iv) if none of the above apply, the fair market value of the Common Stock as determined under procedures established by the Committee in its sole discretion.

“Good Reason” means a voluntary Termination of Service that occurs not more than 90 days following the initial existence of one or more of the following conditions arising without the Participant’s consent and the Company has no less than 30 days to cure one or more of the following conditions: (i) a material diminution in the Participant’s base compensation; (ii) a material diminution in the Participant’s authority, duties, or responsibilities; (iii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that a Participant report to a corporate officer or employee instead of reporting directly to the Board; (iv) a material diminution in the budget over which the Participant retains authority; (v) a material change in the geographic location at which the Participant must perform the services and/or (vi) any other action or inaction that constitutes a material breach by the Company of the agreement under which the Participant provides services; provided, however, the amount, time and form of payment made because of a Termination of Service under this subsection is substantially identical to a payment made on an actual involuntary Termination of Service.

“Incentive Stock Option” means a stock option within the meaning of Section 422 of the Code.

“Merger” means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company, which transaction shall follow the approval of the stockholders.

“Non-Qualified Stock Option” means a stock option which is not an Incentive Stock Option.

“Non-Vested Share” means shares of the Company Common Stock issued to a Participant in respect of the non-vested portion of an Option in the event of the early exercise of such Participant’s Options pursuant to such Participant’s Award Agreement, as permitted in Section 6.06 below.

“Options” means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

“Participant” means a person designated to receive and holding an Award under the Plan in accordance with Section 5.01.

“Performance Awards” means Awards granted in accordance with Article VIII.

“Performance Goals” means performances goals for Awards including but not limited to: operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders’ equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), reductions in inventory, inventory turns and on-time delivery performance, any one of which may be measured with respect to the Company or any one or more of its Affiliates or subsidiaries and divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual’s job responsibilities.

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“Plan” has the meaning given to such term in Section 1.01.

“Purchase Price”, with respect to Options, shall have the meaning set forth in Section 6.01(ii).

“Restricted Shares” means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

“Restricted Stock Unit” means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

“Stock Appreciation Rights” means awards granted in accordance with Article VI.

“Termination of Service” means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company, a subsidiary or an Affiliate for any reason, including death, Disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its subsidiaries or Affiliates.  Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of Disability, shall be determined in each case by the Committee in its sole discretion in accordance with applicable law (if any).

Notwithstanding any provision of this Plan to the contrary, in the event of a covered military leave, a Participant’s Award shall be administered in the sole discretion of the Committee or its delegate in accordance with the Uniformed Services Employment and Reemployment Rights Act (USERRA) and regulations thereunder as amended.

Article III

ADMINISTRATION

3.01     Committee.

(i)     Duties and Authority.  The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants.  The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable, including, without limitation, amendment thereof to the extent not prohibited by the terms of the Plan.  The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company.  In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan.  In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board.  Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the provisions of Section 162(m) of the Code, Section 409A of the Code and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

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The Committee will have such additional powers as are delegated to it by the other provisions of the Plan including, without limitation, determining the time when the Awards or grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability, the acceleration of exercisability, and deferral of Awards or grants.

The Committee or its delegate may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Award, grant or agreement in the manner and to the extent it will deem expedient to carry it into effect.  The determinations of the Committee or its delegate on the matters referred to in this section will be conclusive and binding on all persons.

The Committee’s and their delegate’s exercise of their powers need not be uniform as to similarly situated individuals.

The Committee and each member thereof and their delegates shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or an Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan.

(ii)    Indemnification.  Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own gross negligence, bad faith or intentional misconduct.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s governing documents, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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Article IV

SHARES

4.01    Number of Shares Issuable.   The total number of shares initially authorized to be issued under the Plan shall be 700,000 shares of Common Stock.  The shares to be offered under the Plan shall be authorized and unissued Common Stock or issued Common Stock that shall have been reacquired by the Company.

4.02    Shares Subject to Terminated Awards.   Common Stock covered by any unexercised portions of terminated, forfeited, expired or cancelled Options granted under Article VI, Restricted Stock Units forfeited as provided in Article VII, or other stock-based Awards (not including actually issued shares) terminated, forfeited, expired or cancelled as provided under the Plan, and Common Stock subject to any Awards (not including actually issued shares) that are otherwise surrendered by the Participant may be subject to new Awards under the Plan.  Shares of Common Stock underlying a stock-based award (not including actually issued shares) surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall not be available for the grant of Awards under the Plan. In the event Restricted Stock or Common Stock actually issued and outstanding is surrendered to or withheld by the Company in payment or satisfaction of a tax withholding obligation, or is forfeited under the terms of the Plan, said shares shall revert to the Company not be available for the grant of Awards under the Plan.  In the event of the exercise of Stock Appreciation Rights,  Restricted Stock Units, Performance Shares and Awards granted pursuant to Article IX settled in whole or part in cash, the number of shares of Common Stock that could be actually issued in payment of such Awards shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.  In the event the Company uses Award exercise proceeds to purchase Common Stock, such shares of Common Stock acquired shall not be available for the grant of Awards under the Plan.

Article V

PARTICIPATION

5.01     Eligible Participants   Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time.  The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year.  The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan.  The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

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Article VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01       Option Awards.

(i)   Grant of Options.  The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee.

(ii)   Purchase Price of Options.  The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant.

(iii)   Designation of Options.  The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.

(iv)   Special Incentive Stock Option Rules.  No Participant may be granted Incentive Stock Options under the Incentive Plan (or any other plans of the Company) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by the Participant in any one calendar year.  Notwithstanding any other provision of the Incentive Plan to the contrary, the Exercise Price of each Incentive Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock subject to the Incentive Stock Option as of the Date of Grant of the Incentive Stock Option; provided, however, that no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable for more than five years from the Date of Grant.

(v)   Rights as a Stockholder.  A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

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6.02       Stock Appreciation Rights.

(i)   Stock Appreciation Right Awards.  The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights.  Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(iii).

(ii)   Exercise Price.  The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee in its sole discretion; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant.

(iii)   Payment of Incremental Value.  Any payment which may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock.  In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the date of exercise.  No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03       Terms of Stock Options and Stock Appreciation Rights.

(i)     Conditions on Exercise.  An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

(ii)   Duration of Options and Stock Appreciation Rights.  Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

(iii)   Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

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(iv)   Termination of the Award in the event of a Participant’s Disability, death or other Termination of Service as provided in the Award Agreement; or

(v)    In the case of an Option or a Stock Appreciation Right, five years; or

(vi)   from the Date of Grant (unless Section 6.01(iv) provides to the contrary).

Each Award will specify the effect of termination of (1) employment, (2) the consulting, or other non-common law employee relationship, or (3) membership on the Board, as applicable, on the vesting and/or exercisability of the Option or a Stock Appreciation Right.

(vii)    Acceleration of Exercise Time.  The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement due to the Participant’s death or Disability.

6.04       Exercise Procedures.  Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Committee may establish or approve in its discretion from time to time.  The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash or by check in United States currency by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by delivery to the Company of shares of Common Stock held by the Participant, (b) by a “net exercise” method under which the Company reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Purchase Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002).  In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company.  The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock.  Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose.  Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

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6.05.      Change in Control The applicable Award Agreement may provide that, in the event of a Change in Control, the Participant is terminated without Cause or voluntary terminates for Good Reason within three months prior to or 12 months following a Change in Control and any other conditions set forth in such agreement, any Options or Stock Appreciation Rights subject to such Award Agreement and outstanding on the date of such Change in Control shall become immediately and fully exercisable.  The provisions of this Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company voting securities.

6.06.      Early Exercise  An Option may, but need not, include a provision by which the Participant may elect to exercise the Option in whole or in part with respect to Non-Vested Shares prior to the date the Option is fully vested.  The provision may be included in the Award Agreement at the time of grant of the Option or may be added to the Award Agreement by amendment at a later time.  In the event of an early exercise of an Option, any shares of Common Stock received shall be subject to a special repurchase right in favor of the Company with terms established by the Board.  In accordance with applicable laws, the Board shall determine the time and/or the event that causes the repurchase right to terminate and fully vest the Common Stock in the Participant.

Article VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01       Award of Restricted Stock and Restricted Stock Units.

(i)    Award of Restricted Stock.  The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish.

(ii)   Award of Restricted Stock Units.  The Committee may grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards or targets, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish.  Performance standards or targets will consist of specified levels of one or more of the Performance Goals.  The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.  The terms and provisions of the respective Restricted Stock Awards need not be identical.

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7.02       Restricted Shares.

(i)     Issuance of Restricted Shares.  As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company.  All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant.  Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant.  Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(iv), an appropriate number of shares shall be delivered in the name of the Participant, free of any restrictions set forth in the Plan and the Award Agreement.

(ii)     Stockholder Rights.  Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares.  Notwithstanding the foregoing, the Participant shall have no right to dividends and no adjustment shall be made for dividends in cash or other property or distributions with respect to any Common Stock for which the record date is prior to the date on which the Restricted Shares are no longer subject to forfeiture or the holder of a Restricted Stock Unit shall have become the holder of record of any such shares covered by the Restricted Stock Unit; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

(iii)  Restriction on Transferability.  None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold or otherwise disposed of prior to lapse of the restrictions applicable thereto.

(iv)  Delivery of Shares Upon Vesting.  Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee at such earlier time as provided under the provisions of Section 7.04, including the minimum vesting period set forth in Section 11.27, the restrictions applicable to the Restricted Shares shall lapse.  As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(v)    Forfeiture of Restricted Shares.  Subject to Sections 7.02(vi) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement.  The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

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(vi)    Waiver of Forfeiture Period.  Notwithstanding anything contained in this Article VII to the contrary other than the vesting period set forth in paragraph (i), the Committee may, in its sole discretion (except for any restrictions that may be imposed by law), waive the forfeiture period due to death or Disability.  Any action by the Committee pursuant to this Section may vary among Participants and may vary among the Restricted Stock Awards held by any Participant.

7.03    Restricted Stock Units.

(i)      Settlement of Restricted Stock Units.  Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied, including the minimum vesting period set forth in Section 7.01(ii), or at a later date if distribution has been deferred.  Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine.  The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed.  As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date such shares are first delivered to the applicable Participant.

(ii)    Shareholder Rights.  Notwithstanding the foregoing, the Participant shall have no right to dividend and no adjustment shall be made for dividends in cash or other property or distributions with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Restricted Shares prior to the expiration of the terms, conditions and forfeiture and transfer restrictions set forth in paragraph 7.01(i) of any such shares covered by the Restricted Stock or the Restricted Stock Unit shall have become the holder of record of any such shares covered by the Restricted Stock Unit

(iii)   Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units, including but not limited to the right to dividends or any adjustment for dividends in cash or other property or distributions with respect to any such Common Stock.

(iv)   Waiver of Forfeiture Period.  Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion (except for any restrictions that may be imposed by law), waive the forfeiture period due to death or Disability. Any action by the Committee pursuant to this Section may vary among Participants and may vary among the Restricted Stock Awards held by any Participant.

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(v)    Deferral of Payment.  If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

7.04       Change in Control.  The applicable Award Agreement may provide that, in the event of a Change in Control, the Participant is terminated without Cause or voluntary terminates for Good Reason within three months prior to or 12 months following a Change in Control and subject to any other conditions set forth in such agreement, all restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall terminate fully and the Participant shall immediately have the right to the delivery in accordance with Section 7.02(iv) of a number of shares of Common Stock equal to the full number of shares subject to each such Award (in the case of Restricted Stock) or payment in accordance with Section 7.03(i) of a number of shares of Common Stock determined by the Committee, in its discretion, but, in the case of a performance-based or other contingent Award, in no event less than the number of shares payable at the “target” level for each such Award (in the case of Restricted Stock Units).  The provisions of this Section 7.04 shall not be applicable to any Restricted Share or Restricted Stock Unit Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company voting securities.

Article VIII

PERFORMANCE AWARDS

8.01       Performance Awards.

(i)     Award Periods and Calculations of Potential Incentive Amounts.  The Committee in its sole discretion may grant Performance Awards to Participants.  A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period.  The Award Period shall be equal to one or more fiscal or calendar years as determined by the Committee.  The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(ii)   Performance Targets.  Subject to Section 11.17, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Affiliates or divisions and/or the performance of a Participant as may be established by the Committee in its discretion.  The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

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(iii)    Earning Performance Awards.  The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(iv)    Payment of Earned Performance Awards.  Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee.  The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

(v)    Other Terms and Conditions. Any Common Stock subject to Awards made under this Article VIII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. The recipient of an Award under this Article VIII shall not be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award.

8.02       Termination of Service.  In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03       Change in Control.  The applicable Award Agreement may provide that, in the event of a Change in Control, the Participant is terminated without Cause or voluntary terminates for Good Reason within three months prior to or 12 months following a Change in Control and subject to any other conditions set forth in such agreement, all Performance Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Section 8.01(iv), within 30 days after such Change in Control.  The provisions of this Section 8.03 shall not be applicable to any Performance Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company voting securities.

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Article IX

OTHER STOCK-BASED AWARDS

9.01    Grant of Other Stock-Based Awards.  Other stock-based awards, consisting of stock purchase rights (including, in the Committee’s discretion and subject to applicable legal restrictions, loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards; provided, however, the Committee shall provide that any Awards granted under this Article IX shall have a vesting or performance period that is no less than one year as measured from the Grant Date.  Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02    Terms of Other Stock-Based Awards.  In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(i)     Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(ii)    The recipient of an Award under this Article IX shall not be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(iii)   The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of retirement, Disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award; and

9.03    Change in Control.  The applicable Award Agreement may provide that, in the event of a Change in Control, the Participant is terminated without Cause or voluntary terminates for Good Reason within three months prior to or 12 months following a Change in Control and subject to any other conditions set forth in such agreement, all Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Article IX, within 30 days after such Change in Control.  The provisions of this Section 9.03 shall not be applicable to any Performance Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company voting securities.

Article X

SHORT-TERM CASH INCENTIVE AWARDS

10.01   Eligibility.  Executive officers of the Company who are from time to time determined by the Committee to be “covered employees” for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

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10.02   Awards.

(i)     Performance Targets.  The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals.  Such performance targets shall be established by the Committee on a timely basis to ensure that the targets conform to the Code.

(ii)    Amounts of Awards.  In conjunction with the establishment of performance targets for a fiscal year or such other short-term performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained.  Such formula shall comply with the requirements applicable to compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

(iii)    Payment of Awards.  Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.

(iv)    Negative Discretion.  Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

(v)    Guidelines.  The Committee may adopt from time to time written policies for its implementation of this Article X.

(vi)    Deferral of Payment.  If approved by the Committee and set forth in the applicable Award, a Participant may elect to defer the amount payable with respect to Awards under this Article X in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

(vii)    Non-Exclusive Arrangement.  The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

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Article XI

TERMS APPLICABLE GENERALLY TO AWARDS

GRANTED UNDER THE PLAN

11.01   Plan Provisions Control Award Terms.  Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan.  In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control.  Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

11.02   Award Agreement.  No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03   Modification of Award After Grant.  No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04   Limitation on Transfer.  Except as provided in Section 7.02(iii) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.  The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant.

Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee in its discretion may (a) grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, or (b) amend outstanding Non-Qualified Stock Options to provide for such transferability.

11.05    Taxes.  The Company shall be entitled, if the Committee in its discretion deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other federal, state, or local tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant’s Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax.  The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(i)     The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the nearest whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

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(ii)    In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

(iii)    If legally permissible, the Company may deduct from other wages and compensation paid by the Company the amount of any withholding taxes due with respect to such Awards.

11.06     Surrender of Awards.  Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.

11.07     Adjustments to Reflect Capital Changes.

(i)     Recapitalization.  In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations, terms, conditions and restrictions applicable to outstanding Awards.  The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case, said determination will be conclusive and binding on all parties.

(ii)    Merger.  In the event that the Company is a party to a Merger, outstanding Awards shall be subject to the agreement of merger or reorganization unless the provisions of this Plan concerning Change in Control apply to a Plan Award.  Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.  The Committee (or its successor, if applicable), acting in its sole discretion and without the consent or approval of any Participant, will put into effect the preceding alternatives, which alternatives may vary among individual Participants and may vary among Awards held by an individual Participant. Notwithstanding anything under this Plan, any award agreement or otherwise, any escrow, holdback, earn-out or similar provisions agreed to pursuant to or in connection with a “Corporate Transaction” shall, unless otherwise determined by the Board, apply to any payment or other right a Participant may be entitled to under this Plan, if any, to the same extent and in the same manner as such provisions apply generally to the holders of the Company’s Common Stock with respect to the “Corporate Transaction”, but only to the extent permitted by applicable law, including (without limitation), Section 409A of the Code.

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(iii)    Options to Purchase Shares or Stock of Acquired Companies.  After any Merger in which the Company or an Affiliate shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger.  The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion.  Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08    No Right to Continued Service.  No person shall have any claim of right to be granted an Award under this Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in any capacity in the service of the Company or any of its Subsidiaries.

11.09    Awards Not Includable for Benefit Purposes.  Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

11.10    Governing Law.  All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the state of Delaware and construed in accordance therewith without giving effect to the conflict of laws provisions thereof.

11.11    No Strict Construction.  No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12    Compliance with Rule 16b-3.  It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3.  The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13    Captions.  The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

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11.14    Severability.  Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15    Amendment and Termination.

(i)      Amendment.  The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company voting securities.

(ii)    Termination.  The Board shall have the right and the power to terminate the Plan at any time.  No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

11.16    Foreign Qualified Awards.  Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time.  The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

11.17    Adjustment of Performance Goals and Targets.  Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee.

11.18    Legality of Issuance.  Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption therefrom is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Company policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

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11.19    Restrictions on Transfer.  Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.

11.20    Further Assurances.  As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company and its delegates, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

11.21    Compliance with Section 409A of the Code.  Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code.  If the Committee determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement.

Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), for as long as the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” as determined by the Committee or its delegate for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid as soon as administratively possible and in accordance with Code Section 409A after such six month period elapses.  The balance (if any) shall be paid thereafter on the original schedule.

If an Award is subject to section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (ii) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under section 409A of the Code, (iii) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (iv) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.

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11.22    Tax Consequences.  Notwithstanding anything in the Plan or any Award or grant agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards or grants under the Plan, and in no event shall the Company or any subsidiary or Affiliate have any responsibility or liability if an Award or grant does not meet any applicable requirements of section 409A of the Code (when applicable).  Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

11.23    Addenda.  The Committee may approve such addenda to the Plan as it may consider necessary or appropriate for the purposes of granting Awards to Participants, which Awards may contain such terms and conditions as the Committee deems necessary and appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan.  The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

11.24    Funding of the Plan.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.

11.25    Successors.  The Plan shall be binding upon and enforceable against the Company and is successors and assigns.

11.26    No Restriction on Corporate Action.  Nothing contained in the Plan will be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan.  No Employee, Consultant, Director, beneficiary, or other person will have any claim against the Company or any subsidiary as a result of any such action.

11.27    Minimum Vesting Period.  Subject to Sections 6.05, 7.04, 8.03 or 9.03, as the case may be, in no event shall the Committee provide that an Award granted under Article VI, Article VII, Article VIII or Article IX, as the case may be, shall vest in whole or in part prior to one year from the Date of Grant.

Article XII

LIMITATION ON PARACHUTE PAYMENTS

12.01   Scope of Limitation.  This Article XII shall apply to an Award unless the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this Article XII.  If this Article XII applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

12.02    Basic Rule.  In the event that the independent auditors most recently selected by the Board (the “Auditors”) determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount.  For purposes of this Article XII, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

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12.03    Reduction of Payments.  If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice.  If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election.  For purposes of this Article XII, present value shall be determined in accordance with Section 280G(d)(4) of the Code.  All determinations made by the Auditors under this Article XII shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable.  As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

12.04    Overpayments and Underpayments.  As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder.  In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code.  In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

12.05    Related Corporations.  For purposes of this Article XII, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

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NATURAL ALTERNATIVES INTERNATIONAL, INC.

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The 2020 Annual Meeting of Stockholders of Natural Alternatives International, Inc. will be held on December 4, 2020 at 11:00am Pacific Standard Time, virtually via the internet at www.meetingcenter.io/254478668.

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Proxy — NATURAL ALTERNATIVES INTERNATIONAL, INC.

Notice of 2020 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — December 4, 2020

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